Lender Discussion Material September 18, 2012 Exhibit 99.1

Important Information For Investors And Security Holders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex One”) will be submitted to the respective stockholders of SuperMedia and Dex One.  In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex One (“Newdex”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex One to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex.
INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ONE ARE ADVISED TO CAREFULLY READ THE REGISTRATION
STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER
RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE
TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex One seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex One with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by
SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272.  Copies of the documents filed by Dex One with the SEC will be available free of charge on Dex One’s website at www.dexone.com under the tab “Investors” or by contacting Dex One’s Investor Relations Department at
(800) 497-6329.
SuperMedia and Dex One and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex One’s proxy statement relating to its 2012 Annual
Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources described above.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’
security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward-Looking Statements
Certain statements contained in this document are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation
Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts.  Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "would,"
"planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to Dex One, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.
Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One’s and
SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex One, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the respective companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.
With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex One and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex One or SuperMedia; failure to receive the approval of the stockholders of either Dex One or SuperMedia for the transaction; and
difficulties in connection with the process of integrating Dex One and SuperMedia, including: coordinating geographically separate organizations;
integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel.  These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the SEC in connection with the proposed transaction.
None of Dex One, SuperMedia or the combined company is responsible for updating the information contained in this presentation beyond the presentation date.

4 Transaction Overview

Transaction Objective
• Improve Positioning for Growth
– National scale and scope
– Greater market share
• Improve Quality and Productivity
– Achieve a complete suite of social, mobile and local solutions
– Capture marketing consultant expertise and best practices
– Apply best technology systems and platforms, operating processes, tools and client care techniques
• Strengthen the Balance Sheet
– Expense synergies
– Efficient use of tax assets
– Enhance cash flow
– Extend runway for payment of senior debt
Accelerate the Transformation of the Companies

Summary Transaction Terms
Structure Stock for stock merger in which SuperMedia stockholders exchange existing shares for shares in the new combined company, Dex Media
Implement 1-5 reverse split
Exchange Ratio /
Ownership Split
40% SuperMedia / 60% Dex One
Name Dex Media, Inc. (publicly-traded successor to Dex One)
Governance 11 member board
5 appointed by SuperMedia
5 appointed by Dex One
1 independent to be selected jointly
Chairman Alan Schultz (Dex One)
Management CEO: Peter McDonald (SuperMedia)
CFO: Dee Jones (SuperMedia)
Remaining management to be determined by representatives of each board and Peter McDonald
Estimated Synergies $150–175MM of annual run-rate expense synergies
$175–225MM of cash flow due to preservation of Dex One tax attributes
Loan Modifications to be
Sought
SuperMedia lenders agree to extend maturity by one year from December 31, 2015 to December 31,
2016, as well as modify certain other provisions
Dex One lenders at all 3 silos agree to extend maturities by 26 months from October 24, 2014 to
December 31, 2016, as well as modify certain covenants, amortization requirements and certain other provisions
Tax Sharing The SuperMedia silo will have the ability to utilize savings resulting from Dex One’s tax attributes, subject to a tax sharing agreement where the SuperMedia silo will retain 25% of any tax savings and the Dex One silos will benefit from 75% of the tax savings
Shared Services New shared services agreement to allocate corporate and other shared services among the subsidiarie similar to existing Dex One agreement
Trading Restrictions Trading restrictions for 5% shareholders to preserve tax assets
Restrictions can be removed at the Board’s option and in certain circumstances may be removed after closing of the merger

Condensed Pro Forma Corporate Structure
Dex East, Inc.
2012E Net Debt: $489MM
2012E EBITDA: $162MM
2012E PF EBITDA: $188MM
Net Leverage
Stand-alone: 3.0x
PF East: 2.6x
Dex West, Inc.
2012E Net Debt: $452MM
2012E EBITDA: $184MM
2012E PF EBITDA: $214MM
Net Leverage
Stand-alone: 2.4x
PF West: 2.1x
Dex One Shareholders
RHD, Inc.
2012E Net Debt: $731MM
2012E EBITDA: $215MM
2012E PF EBITDA: $247MM
Net Leverage
Stand-alone: 3.4x
PF RHDI: 3.0x
Illustrative 2012E Pro Forma Corporate Structure Summary (1)
Dex Media , Inc.
(HoldCo)
2012E  Net Debt: $219MM
40% Ownership 60% Ownership
SuperMedia Shareholders
SuperMedia, Inc.
2012E Net Debt: $1,366MM
2012E EBITDA: $534MM
2012E PF EBITDA: $622MM
Net Leverage
Stand-alone: 2.5x
PF SuperMedia: 2.2x
2012E PF Net Debt:    $3.3Bn
2012E PF EBITDA:     $1.3Bn
2012E PF Net Leverage: 2.6x
Note
1. Pro forma analysis assumes gross, run-rate synergies as of 2012 and excludes costs to achieve

DEX Distribution
SuperMedia Distribution

dex one

supermedia

8 National Presence: Increased Scale & Scope More Than 3,100 Marketing Consultants Building Trusted Relationships and Delivering Results to Over 700,000 Local Businesses

Peter McDonald Background
• SuperMedia: Sept. 2010-Present, CEO
– Implementing transformation from a product-focused yellow pages company to a customer-focused marketing consultant across all local media, including a complete suite of digital solutions
– Achieved significant cost reductions resulting in a 900bp EBITDA margin improvement (32% FY2010 to 41%
in YTD2012).
• RH Donnelley: 2002-Sept. 2008, President & COO
– COO from 2004
– Integrated acquisition of Dex Media ($1.6bn in revenues), generating synergies of $75 million (~10% of Dex
Media’s operating costs).
• SBC Directory Operations: 2000-2001, $4.5bn in revenues, CEO
– Replaced SBC CEO, when McDonald’s Ameritech operation was acquired.
– Integrated SBC, Ameritech, Southern New England Telecom and PacTel directories
• Ameritech Publishing and Advertising: 1994-2000, $1bn revenues, CEO
– Launched one of industry’s first internet yellow pages operation in 1994: Smartpages.com
• Previously, CEO of Dontech (RH Donnelley/Ameritech JV), GM of Donnelley Information
Publishing, AVP Planning & GM of Northeast region of RH Donnelley, GM of National Telephone
Directory Corporation.
More than 35 years of experience in the yellow pages industry and managed three of the major U.S. directory operations

10 Financial Overview

Pro Forma Financial Summary
• Declining print revenue and cash flow will continue to depress revenue and EBITDA over the near-term
• Synergies mitigate cash flow decline and provide company with time and resources to grow digital business
• Combined revenue from digital solutions will represent ~20% of total revenue in 2012
2011A 2012E 2011A 2012E 2011A 2012E
Revenue, net 1,642 1,371 1,481 1,304 3,123 2,675
Expenses 1,034 837 852 744 1,886 1,581
Run-Rate Synergies
(1)
- - - -
(175) (175)
Expenses 1,034 837 852 744 1,711 1,406
Adj. EBITDA
(2)
608 534 629 560 1,412 1,269
SuperMedia
(3,4)
Dex One Pro Forma
Notes
Pro forma analysis assumes gross, run-rate synergies as of 2012 and excludes costs to achieve
Adjusted EBITDA is determined by adjusting EBITDA to exclude (i) gain on debt repurchases, (ii) stock-based compensation expense and long-term incentive program, (iii) impairment charges and (iv) gain on sale of assets, net and (v) other non-recurring items
SuperMedia EBITDA contains add-back for stock-based compensation expense/LTI expense of $6 and $5 in 2011A and 2012E, respectively in order to make comparable to Dex One adjusted EBITDA metric
Historical and forecasted digital revenue for SuperMedia include approximately $17 million from a discontinued operation that was divested in August 2012.  EBITDA forecasts also include an offsetting $17 million in expenses
1.
2.
3.
4.

Pro Forma Projected Financial Performance
Growth (%):
Print: (18.8) (20.6) (18.0) (18.0) (18.0)
Digital: 14.0 26.8 24.7 22.1 21.2
Total: (14.3) (12.1) (6.8) (3.9) (0.3)
SuperMedia Dex One
SuperMedia Dex One Synergies
1,371
1,186
1,095
1,040
1,023
1,304
1,167
1,098
1,066 1,077
2,675
2,353
2,193 2,107
2,100
0
1,000
2,000
3,000
2012E 2013E 2014E 2015E 2016E
Revenue
$MM
534
427
351
257
560
455
381
316
287
104
175
175
1,094
865
836
782
720
0
250
500
750
1,000
1,250
2012E 2013E 2014E 2015E 2016E
EBITDA
$MM
3,256
2,855
2,406
2,006
1,628
0
700
1,400
2,100
2,800
3,500
2012E 2013E 2014E 2015E 2016E
Debt
$MM
Net
3.0
3.3
2.9
2.6
2.3
0.00
1.00
2.00
3.00
4.00
2012E 2013E 2014E 2015E 2016E
Net Debt/Trailing EBITDA
x
(17)
291

Comparison to Stand-Alone
Without Merger Pro Forma
1,336
1,216
1,122
1,064
1,025
1,366
1,238
1,086
945
841
0
500
1,000
1,500
2012E 2013E 2014E 2015E 2016E
SuperMedia Net Debt
2.5
2.9
3.2
3.7
4.0
2.5
3.0
2.7
2.5
2.4
0.0
1.0
2.0
3.0
4.0
2012E 2013E 2014E 2015E 2016E
SuperMedia Net Debt / Trailing EBITDA Ratio
1,860
1,605
1,401
1,269
1,152
1,885
1,617
1,320
1,060
787
0
500
1,000
1,500
2,000
2012E 2013E 2014E 2015E 2016E
Dex One Net Debt
Without Merger Pro Forma
3.3
3.5
3.7
4.0
4.0
3.4
3.6
3.0
2.6
2.1
0.0
1.0
2.0
3.0
4.0
2012E 2013E 2014E 2015E 2016E
Dex One Net Debt / Trailing EBITDA Ratio

Long-Term Revenue Forecasts
• The long term rate of decline in print revenues is based on an observed secular trend in the industry over the past 4-5 years
– The rate of revenue decline was exacerbated during 2008-2009 by the economic downturn
– 2011 reports by third party industry observers forecasted annual North American print yellow page revenue declines ranging from 12-16% during the projection period. Year-to-date 2012 print revenue declines, however, have exceeded these levels, which will also result in higher decline rates in 2013
– Based on recent results and the observed longer term secular decline, management projections contemplate an -18% annual decline in print revenue over the forecast period
• The long term digital revenue growth forecast anticipates the company slightly outpacing the overall digital media industry annual growth rate of 18-21%
(1)
– Enhancements to their social, local and mobile digital solutions will enable the companies to fully participate in the growing digital market
– SuperMedia’s digital growth rate is projected to lag Dex One’s by 9-12 months as SuperMedia’s 2012 initiatives are realized in revenue
– By 2014 the digital revenue growth rates are projected to converge
2011A 2012E 2013E 2014E 2015E 2016E 2011A 2012E 2013E 2014E 2015E 2016E 2011A 2012E 2013E 2014E 2015E 2016E
Print & Direct Mail 1,320 1,068 841 690 566 466 1,406 1,145 919 754 618 507 2,726 2,213 1,761 1,444 1,184 975
Digital 159 240 334 416 508 615 273 253 291 363 443 537 432 493 625 779 951 1,153
Other 17 11 7 7 7 10 0 0 0 0 0 0 17 11 7 7 7 7
Allowances & Credits (16) (14) (15) (14) (14) (14) (37) (27) (24) (22) (21) (20) (53) (41) (39) (36) (35) (35)
Net Revenue 1,481 1,304 1,167 1,098 1,066 1,077 1,642 1,371 1,186 1,095 1,040 1,023 3,123 2,675 2,353 2,193 2,107 2,100
Year-over-Year Growth Rates
Print & Direct Mail -19% -21% -18% -18% -18% -19% -20% -18% -18% -18% -19% -20% -18% -18% -18%
Digital 51% 39% 25% 22% 21% -7% 15% 25% 22% 21% 14% 27% 25% 22% 21%
Net Revenue -12% -11% -6% -3% 1% -17% -13% -8% -5% -2% -14% -12% -7% -4% 0%
Dex One SuperMedia Pro Forma Combined
Note
1. Source: Forrester, BIA/Kelsey, Barclays, Borrell, company estimates

• Consolidate and rationalize G&A
functions
• Reduce directory printing, paper,
production and distribution costs
• Rationalize real estate, reduce
locations and adopt most
efficient real estate management
practices
• Consolidate and rationalize IT
platforms, systems and
operations
• Rationalize suppliers and
achieve scale discounts
Operations
• Standardize on single platforms
and tools
• Apply best IP and solutions to
reduce traffic acquisition costs,
rationalize digital products and
solutions and streamline and
automate digital fulfillment
• Eliminate duplication in SEM
networks and standardize
agreements with distribution
partners
• Rationalize suppliers and
partners
• Rationalize development
resources
• Eliminate duplicative business
development efforts
Digital Solutions
• Apply best practices to
consulting approach, recruiting
and training
• Adopt most effective
segmentation, channel
management and productivity
practices
• Align compensation plans
• Rationalize overlapping and
contiguous markets
Go To Market
Expected cumulative gross synergies of $535MM through 2016
Expense Synergies

Cost to Achieve Synergies
• Expense synergies actions will be implemented in 2013 and ~70% of the run rate synergies are expected to be realized in 2014
• Total cost to achieve synergies of ~$100-120 million offset by realization of synergy benefit over the same time period
• The combined company will benefit from the increased scale and cost efficiencies.
The companies have conservatively not modeled any revenue synergies
Expense Synergies
Cumulative Net Synergies -17 87 262 437
Cumulative Gross Synergies 60 185 360 535
60
125
175 175 77
21
0
50
100
150
200
2013E 2014E 2015E 2016E
2013E-2016E Expense Synergies Summary

• Vast majority of the synergies are associated with overhead and support functions
– Management expects ~70-80% of the annual synergies will be captured in shared service cost functions (see Appendix A for additional details on Amended Shared Services Agreement)
• Alvarez & Marsal Transaction Advisory Group, LLC (“A&M”) was retained by SuperMedia to evaluate management’s expense synergy estimates and the one-time costs to achieve.
– After substantial investment of time and resources of both SuperMedia and Dex One, A&M performed a detailed review of management’s estimates
– The results of A&M’s review have been considered by management in the synergy savings and one-time costs to achieve presented herein
Expense Synergies
Category Low High Description
Print Product & Publishing 25           30
Paper, printing and distribution economies of scale & process/vendor management redundancies
Digital Product Costs 20           25            Traffic acquisition efficiencies & fulfillment redundancies
Sales, Marketing & Advertising 40           45
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 20           25            Platform consolidation, vendor consolidation & support efficiencies
Corporate & Operational Overhead 45           50
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150          175

Tax Asset Utilization
• Dex One expects to have tax attributes of ~$1.8 billion at 2012 year-end
–
~$900 million net operating losses (NOLs)
–
~$900 million intangible basis
• Provide $175-225 million of cash flow
– Transaction preserves Dex One tax attributes and allows them to offset earnings of the combined company
– Provides Dex One lenders with incremental cash flow and SuperMedia lenders with a portion of the overall tax savings
• Existing Dex One Tax Sharing Agreement will be left in place, with certain modifications
– Dex One entities are reimbursed amongst themselves for tax attributes at 50%, no reimbursement for tax attributes used to offset cancellation of indebtedness income
• SuperMedia will enter into new Tax Sharing Agreement with Dex One such that:
– The SuperMedia silo will reimburse the Dex One silos at 75% for tax attributes
– The SuperMedia silo will retain 25% of the tax savings
• Merger agreement contemplates trading restrictions for 5% shareholders to preserve tax attributes

Shared Digital Strategy
• Each company expects to achieve approximately the same revenue from digital products and solutions in 2012 ($240 - $250 million per company)
• Over the past 2½ years, both companies have improved their digital operations
– Dex One has increased digital revenue by over 60%
– SuperMedia has improved digital profit contribution
(1)
margin from approximately 7% to 32%
• Over the past 18 months both companies have enhanced their digital go-to-market strategy
– Filled out their digital product offerings
– Re-educated their go-to-market teams to be digital marketing consultants
– Begun offering bundled solutions to provide digital presence and performance (leads)
– Initial focus has been on penetrating existing print client base
Establishing digital relationships with existing and new local business customers will be the driver for profitable market share growth
Note
1. Profit contribution is a non-GAAP metric of revenue less direct and indirect expenses.

Foundation For Digital Growth
• The companies will share and employ proven capabilities to improve combined digital revenue growth and contribution margin to improve cash flow
– Rationalize and enhance digital products
– Apply most effective bundling and pricing practices
– Achieve quality and cost improvements in fulfillment, operations and service
– Rationalize and enhance operating platforms, customer portals and consultant analysis, presentation and administrative tools
– Standardize on the most effective and efficient existing sales channels and supplement with additional channels
• Initiatives will focus on profitably increasing digital market share
– Penetrating the rest of the existing customer base with digital products
– Leading with digital products to increase new customer relationships
Merger provides ability to leverage digital strengths of each company

Historical Digital Trends
• Dex One has realized significant digital revenue growth over the past year from a variety of initiatives
– Enhancements to existing product offerings have led to better fulfillment and quality scores
– Expanded digital packages have enabled Dex One to better tailor solutions to the needs of its customers
– Improved levels of digital expertise across their sales channels have led to richer customer interactions
– Reductions in the time to market for new products have been achieved through a growing partnership network
• SuperMedia rationalized products and channels to focus on profitability
– In 2009, SuperMedia had significant digital revenue stream but little profit contribution after including all sales costs, overhead and technology costs
– In 2010 and 2011, management undertook a comprehensive approach to address the cost structure and develop a new strategy for digital solutions
• Underperforming sales channels were closed or divested (Internet-only channel, reseller channel)
• Low margin products were eliminated or re-designed
– While revenue declined over the three year period, profit contribution margin was greatly enhanced
Note
1. Dex One digital revenue in 2010 pro forma for the disposition of Business.com
285
273
253
147
159
240
0
50
100
150
200
250
300
2010A 2011A 2012E
Digital Revenue
(1)
SuperMedia Dex One
$MM

22 Amendment Overview

Credit Agreement Amendments Approach
• The proposed merger and the maturity extension allows both companies to improve cash flow and reduce leverage relative to their stand-alone prospects
– The lenders at EACH credit silo receive MORE cumulative cash from interest, mandatory amortization and mandatory sweep under the proposed loan amendments than they would on a stand-alone basis
– Despite distressed levels of both companies’ debt, NO proposed principal or interest reduction as part of the merger
– Significant operational and financial synergies which can be used to efficiently de-leverage
• The combined companies requires the runway to transform and achieve synergies without risk of triggering a default due to a covenant breach, mandatory amortization or maturity
– The merger will require significant management effort to reduce expenses and headcount
• In order to achieve the merger benefits, the necessary components of the credit agreement amendments include:
– Modest extension of maturity
– Reset financial covenants to provide operating flexibility
– Reduction in Dex One’s mandatory amortization and shift to a quarterly cash sweep
– Ability to use the borrower’s portion of cash flow in market-based tender for debt

Credit Agreement Amendments Approach
• This approach is not new, as the proposed amendments mirror the approach taken in the existing SuperMedia credit agreement
– SuperMedia has used all of its free cash flow to return ~$1 billion to its lenders since emergence from bankruptcy through June 2012
– ~$625 million of principal reduction through mandatory cash sweep and the balance returned to lenders using the borrower’s portion of cash flow to tender for debt
• Both the Dex One and SuperMedia management teams and the Boards of the respective companies support the proposed merger and believe that all stakeholders benefit relative to the stand-alone prospects of these stakeholders

Credit Agreement Amendments Overview
• Extends maturity to December 31, 2016
– All loans under the various credit agreements mature before the Senior Subordinated Notes due 2017
• Revised interest rate economics
– Increased LIBOR spread for RHDI and Dex West lenders through the extension period
– Implement LIBOR floor for Dex East lenders to equalize floor across all credit silos at 3.0%
– Increased LIBOR spread for Dex East during the extension period
• Adjusts mandatory amortization and cash sweep levels at RHDI and Dex East to accommodate projected financial performance and volatility of cash flow during transition period
– Annual mandatory amortization of approximately $20 million for each Dex One credit silo
– Compensating upward adjustment in cash flow sweep to re-capture any incremental cash flow in
2013 and 2014
• Provides the combined company with ability to make discounted tender offers through maturity with borrower’s portion of excess cash flow
– Market-based opportunity for borrowers to efficiently de-leverage
– Liquidity for market participants
– Improves debt trading dynamics

RHDI Credit Agreement Amendment
Current Proposed Amendment
Maturity October 24, 2014 December 31, 2016
Interest Rate
2013 – 2014
L+600bps (1) (3.0% floor) L+625 bps (3.0% Floor)
2015 – 2016 N/A L+650 bps (3.0% Floor)
Mandatory Amortization
2013 – 2014
$10.8 million per quarter $5.0 million per quarter
2015 – 2016 N/A $5.0 million per quarter
Cash Flow Sweep
2013 – 2014
50% - 60% of ECF (2) , annually
90.0% of ECF for first $25.9 million,
50.0% thereafter, quarterly
2015 – 2016 N/A 50.0% of ECF, quarterly
Discount Tender Opportunity Borrower’s portion of ECF through 12/31/13 Borrower’s portion of ECF through maturity
Leverage Covenant
2013 – 2014
4.25x in 2013 & 4.00x in 2014 6.0x
2015 – 2016 N/A 6.0x
Interest Coverage Covenant
2013 – 2014
1.90x in 2013 & 2.00x in 2014 1.0x
2015 – 2016 N/A 1.0x
Other
Maintain existing $5 million annual RP basket and allow pull-forward of future basket amounts through maturity into current year, extend discounted voluntary prepayments, permit borrower’s portion of excess cash flow basket to roll-over and permit certain other affiliate transactions.
Notes
1. Actual LIBOR spread based on grid pricing.  Proposed amendment eliminated grid-based pricing.
2. Actual excess cash sweep percentage based on leverage ratio grid.

RHDI Pro Forma Metrics
Without Merger Pro Forma
215
174
143
118
105
215
170
162
150
136
0
100
200
300
2012E 2013E 2014E 2015E 2016E
EBITDA
721
541
729
282
0
200
400
600
800
2012E 2016E
Net Debt
(1)
Note:
1.
3.4
5.2
3.4
2.1
0.0
1.0
2.0
3.0
4.0
5.0
6.0
2012E 2016E
Net Debt/Trailing EBITDA
(1)
For purposes of this analysis, borrower’s portion of excess cash flow is assumed to be used to retire debt through a tender or voluntary repayment.  The analysis above assumes a market price of 100% for all bank debt tenders.

RHDI Pro Forma Lender Economics
2013E 2014E 2015E 2016E Total 2013E 2014E 2015E 2016E Total
Leveraged Free Cash Flow
(1)
         82          56          28          14 180              107        126        105        112 450
Amortization 43         43         -        -        86         20         20         20         20         80
Cash Sweep 26         11         28         14         79         58         67         45         48         218
Principal Payments 69         54         28         14         165       78         87         65         68         298
Cash Interest 64         58         57         55         234       65         54         45         34         198
Cash Returned to Lenders 133       112       85         69         399       143       141       110       102       496
Company Portion of Cash Flow
(2)
13         2            -        -        15         29         39         40         43         151
Cash Including Company Portion 146       114       85         69         414       172       180       150       145       647
Stand-Alone
(3)
Pro Forma
Notes
1. Leveraged Free Cash represents EBITDA less working capital, capital expenditures, cash interest, taxes and restricted payments.
2. For purposes of this analysis, borrower’s portion of excess cash flow is assumed to be used to retire debt through a tender (at 100%) or voluntary repayment.
3. In the stand-alone projection, all cash flow after the original maturity is presented as reducing debt as a cash flow sweep.
• Lenders will realize improved cash returns due to incremental cash flow from synergies and tax sharing benefits
• The proposed amendment adjusts the mandatory amortization to a level that provides sufficient liquidity and operating flexibility during the integration period
• The cash sweep starts at 90% for the first $25.9 million to allow the lenders to recapture all of the cash flow generated up to the current amortization schedule through 2014

Dex East Credit Agreement Amendment
Current Proposed Amendment
Maturity October 24, 2014 December 31, 2016
Interest Rate
2013 – 2014
L+250bps (no floor) L+250 bps (3.0% floor)
2015 – 2016 N/A L+300 bps (3.0% floor)
Mandatory Amortization
2013 – 2014
$29 million per quarter $5.0 million per quarter
2015 – 2016 N/A $5.0 million per quarter
Cash Flow Sweep
2013 – 2014
50% - 65% of ECF , annually 90.0% of ECF, quarterly
2015 – 2016 N/A 50.0% of ECF, quarterly
Discount Tender Opportunity Borrower’s portion of ECF through 12/31/13 Borrower’s portion of ECF through maturity
Leverage Covenant
2013 – 2014
5.00x 6.0x
2015 – 2016 N/A 6.0x
Interest Coverage Covenant
2013 – 2014
N/A 1.0x
2015 – 2016 N/A 1.0x
Other
Maintain existing $5 million annual RP basket and allow pull-forward of future basket amounts through maturity into current year, extend discounted voluntary prepayments, permit borrower’s portion of excess cash flow basket to roll-over and permit certain other affiliate transactions.
Notes
1. Actual LIBOR spread based on grid pricing.  Proposed amendment eliminated grid-based pricing.
2. Actual excess cash sweep percentage based on leverage ratio grid.
2
1

Dex East Pro Forma Metrics
Without Merger Pro Forma
162
131
112
93
86
162
128 127
119
112
0
100
200
2012E 2013E 2014E 2015E 2016E
EBITDA
478
214
487
174
0
200
400
600
2012E 2016E
Net Debt
(1)
3.0
2.5
3.0
1.6
0.0
1.0
2.0
3.0
4.0
2012E 2016E
Net Debt/Trailing EBITDA
(1)
Note
1.
For purposes of this analysis, borrower’s portion of excess cash flow is assumed to be used to retire debt through a tender or voluntary repayment.  The analysis above assumes a market price of 100% for all bank debt tenders.

Dex East Lender Economics
• Based on the projected cash flow, it is not feasible for Dex East to service its current amortization schedule on a stand-alone basis
• The proposed amendment adjusts the mandatory amortization to a level that provides sufficient liquidity and operating flexibility during the integration period
• The lenders still capture the cash flow of Dex East through the 90% cash sweep though 2014
• Lenders improve their overall economics through the interest rate increase and retain the vast majority of the cash flow generated through the revised amortization schedule and the cash sweep
2013E 2014E 2015E 2016E Total 2013E 2014E 2015E 2016E Total
Leveraged Free Cash Flow
(1)
         88          77          49          50        264          81          82          71          80        314
Amortization 88         77         -        -        165       20         20         20         20         80
Cash Sweep -        -        49         50         99         59         61         28         33         181
Principal Payments 88         77         49         50         264       79         81         48         53         261
Cash Interest 20         17         26         23         86         32         28         25         21         106
Cash Returned to Lenders 108       94         75         73         350       111       109       73         74         367
Company Portion of Cash Flow
(2)
-        -        -        -        -        2            1            23         27         53
Cash Including Company Portion 108       94         75         73         350       113       110       96         101       420
Stand-Alone
(3)
Pro Forma
Notes
1. Leveraged Free Cash represents EBITDA less working capital, capital expenditures, cash interest, taxes and restricted payments.
2. For purposes of this analysis, borrower’s portion of excess cash flow is assumed to be used to retire debt through a tender (at 100%) or voluntary repayment.
3. In the stand-alone projection, all cash flow after the original maturity is presented as reducing debt as a cash flow sweep.

Dex West Credit Agreement Amendment
Current Proposed Amendment
Maturity October 24, 2014 December 31, 2016
Interest Rate
2013 – 2014
L+400 bps (1) (3.0% floor) L+425 bps (3.0% floor)
2015 – 2016 N/A L+450 bps (3.0% floor)
Mandatory Amortization
2013 – 2014
$4.832 million per quarter $4.832 million per quarter
2015 – 2016 N/A $4.832 million per quarter
Cash Flow Sweep
2013 – 2014
50% of ECF (2) , annually 50.0% of ECF, quarterly
2015 – 2016 N/A 50.0% of ECF, quarterly
Discount Tender Opportunity Borrower’s portion of ECF through 12/31/13 Borrower’s portion of ECF through maturity
Leverage Covenant
2013 – 2014
3.00x 6.0x
2015 – 2016 N/A 6.0x
Interest Coverage Covenant
2013 – 2014
1.35x 1.0x
2015 – 2016 N/A 1.0x
Other
Maintain existing $5 million annual RP basket and allow pull-forward of future basket amounts through maturity into current year, extend discounted voluntary prepayments, permit borrower’s portion of excess cash flow basket to roll-over, permit certain other affiliate transactions and eliminate ability to loan funds to Dex East and the senior secured leverage ratio covenant.
Notes
1. Actual LIBOR spread based on grid pricing and leverage is expected to fall below 2.50x in 2012.  Proposed amendment eliminates grid-based pricing.
2. Actual cash sweep percentage based on leverage ratio grid and leverage is expected to fall below 2.50x in 2012 resulting in a 50% ECF sweep this year.

Dex West Pro Forma Financial Profile
Without Merger Pro Forma
184
150
126
104
97
184
148
143
133
126
0
100
200
2012E 2013E 2014E 2015E 2016E
EBITDA
442
174
451
109
0
200
400
600
2012E 2016E
Net Debt
(1)
2.4
1.8
2.4
0.9
0.0
1.0
2.0
3.0
2012E 2016E
Net Debt/Trailing EBITDA
(1)
Note
1. For purposes of this analysis, borrower’s portion of excess cash flow is assumed to be used to retire debt through a tender or voluntary repayment.  The analysis above assumes a market price of 100% for all bank debt tenders.

Dex West Lender Economics
• The current amortization schedule for Dex West is the lowest among the Dex One credit silos
• Based on the projected cash flow, the proposed amendment does not require a change to the mandatory amortization and extends it at the current levels through
December 31, 2016
• Incremental cash flow from synergies and increased interest rate starting in 2013 provides the lenders with improved overall economics
2013E 2014E 2015E 2016E Total 2013E 2014E 2015E 2016E Total
Leveraged Free Cash Flow
(1)
         86          71          57          55        269          87          89          84          83        343
Amortization 19         19         19         19         77         19         19         19         19         77
Cash Sweep 46         29         21         21         117       36         37         35         34         142
Principal Payments 65         48         40         40         194       55         56         54         53         219
Cash Interest 33         28         23         19         103       32         26         20         14         92
Cash Returned to Lenders 98         76         63         59         297       87         82         74         67         311
Company Portion of Cash Flow
(2)
20         24         16         16         76         32         33         30         30         124
Cash Including Company Portion 118       100       79         75         373       119       115       104       97         435
Stand-Alone
(3)
Pro Forma
Notes
1. Leveraged Free Cash represents EBITDA less working capital, capital expenditures, cash interest, taxes and restricted payments.
2. For purposes of this analysis, borrower’s portion of excess cash flow is assumed to be used to retire debt through a tender (at 100%) or voluntary repayment.
3. In the stand-alone projection, analysis assumes existing amortization schedule is continued in 2015 and 2016.

SuperMedia Credit Agreement Amendment
Current Proposed Amendment
Maturity December 31, 2015 December 31, 2016
Interest Rate
2013 – 2015
L+800 bps (3% Floor) L+800 bps (3% Floor)
2016 N/A L+800 bps (3% Floor)
Mandatory Amortization
2013 – 2015
None None
2016 N/A None
Cash Flow Sweep
2013 – 2015
67.5% of FCF, quarterly 50.0% of FCF, quarterly
2016 N/A 50.0% of FCF, quarterly
Discount Tender Opportunity Borrower’s portion of FCF through 12/31/13 Borrower’s portion of FCF through maturity
Leverage Covenant
2013 – 2015
7.5x 7.5x
2016 N/A 7.5x
Interest Coverage Covenant
2013 – 2015
1.10x 1.10x
2016 N/A 1.10x
Other
Refresh disposition and investment baskets, provide limited restricted payment, allow borrower to enter into intercompany operating agreements, permit below par loan repurchases out of borrower’s portion of cash flow and permit certain other affiliate transactions.

SuperMedia Pro Forma Financial Profile
Without Merger Pro Forma
534
427
351
291
257
534
419
403
379
344
0
200
400
600
2012E 2013E 2014E 2015E 2016E
EBITDA
1,336
1,025
1,361
841
0
500
1,000
1,500
2012E 2016E
Net Debt
(1)
2.5
4.0
2.5
2.4
0.0
1.0
2.0
3.0
4.0
5.0
2012E 2016E
Net Debt/Trailing EBITDA
(1)
Note
1.
For purposes of this analysis, borrower’s portion of excess cash flow is assumed to be used to retire debt through a tender or voluntary repayment.  The analysis above assumes a market price of 100% for all bank debt tenders.

SuperMedia Lender Economics
• Lenders will realize improved cash returns due to incremental cash flow
• Pro forma cash sweep under proposed amendment will exceed the cash sweep in the stand-alone projections
2013E 2014E 2015E 2016E Total 2013E 2014E 2015E 2016E Total
Leveraged Free Cash Flow
(1)
       120          94          58          39        311        128        153        140        105        526
Amortization -        -        -        -        -        -        -        -        -        -
Cash Sweep 81         64         39         26         210       64         76         70         52         262
Principal Payments 81         64         39         26         210       64         76         70         52         262
Cash Interest 154       142       134       129       559       154       138       122       109       523
Cash Returned to Lenders 235       206       173       155       769       218       214       192       161       785
Company Portion of Cash Flow
(2)
39         31         19         13         101       64         76         70         52         262
Cash Including Company Portion 274       237       192       167       870       282       291       262       213       1,048
Stand-Alone
(3)
Pro Forma
Notes
1. Leveraged Free Cash represents EBITDA less working capital, capital expenditures, cash interest, taxes and restricted payments.
2. For purposes of this analysis, borrower’s portion of cash flow is assumed to be used to retire debt through a tender (at 100%) or voluntary repayment.
3. In the stand-alone projection, all cash flow after the original maturity is presented as reducing debt as a cash flow sweep.

38 Next Steps and Timeline

Transaction Anticipated to be Completed by
End of 2012
Lender Steering Committee Formed/
FTI Due Diligence Process
August 2012
Finalize Amendments with Various
Lender Groups and Receive
Requisite Lender Consents
October 2012
Shareholder Approval and Closing November 2012
Meeting With Lenders
September 2012

40 Appendix A Shared Service Agreement Details

• Dex One currently uses a Shared Services Agreement to allocate overhead and co-
mingled back-office costs between the three operating companies
– Shared expenses include:
• General and Administration Services:  Executive, Finance, Human Resources, Legal, Information
Technology, Corporate Facilities, Publishing and Communications
• Operations Support Services: Marketing and Advertising, Print & Delivery, Management, Customer
Service, Billing, Credit and Operations Facilities
• Sales Leadership and Effectiveness Services: Sales Leadership Team, Sales Reporting, Training,
Sales Office Support, Sales Compensation Analysis and National Sales
• Digital Operations Services: Digital Information Technology: Digital Leadership Team, Non-Print
Product Development and Digital Reporting
– Allocation of expense is based on prior year revenue and adjusted annually
• The amended Shared Services Agreement will pool the combined shared services of both SuperMedia and Dex One and then, similar to the existing Dex One agreement, allocate the cost pool based on prior year revenue
– The 2012 expense allocation will be 53%/47% for SuperMedia and Dex One, respectively, based on 2011 revenue
– The  2013 allocation will be based on 2012 revenue, currently forecast to be 51%/49% for
SuperMedia and Dex One, respectively
– Dex One Service will continue to allocate its portion of the shared service expense to Dex
East, Dex West, RHDI and Dex One in accordance with the existing allocation methodology
(prior year’s revenue)
Shared Services Agreement

Shared Services Agreement
SuperMedia Dex One Total SuperMedia Dex One Total SuperMedia Dex One
2011A 288 247 535 283 252 535 (5) 5
YTD 6/30/12A 123 105 228 120 108 228 (3) 3
Actual Expense
Shared Service
Shared Service Agreement
Illustrative Result of
Difference from Actual
Allows senior management to be agnostic to where the synergy is realized (i.e. it does not matter economically whether SuperMedia or Dex One eliminates the cost) as the overall reduction is captured in the cost pool
• Agreement provides flexibility to implement common management platforms and ultimately consolidate the cost structure
Costs will be tracked on detailed basis and billed / settled between SuperMedia and Dex One every month
Vast majority of the synergies are derived from the shared service pool (70-80% based on the year)
• The proposed agreement was evaluated on a historical basis and management determined that the methodology would have produced results within 2% of the actual results

43 Appendix B Dex One Silo Comparison

Dex West Dex East RHDI
Market Tier Split
2012 Ad Sales
Major Metro
Markets
Seattle, Portland, Phoenix, Salt Lake
City
Minneapolis, Denver Las Vegas, Chicago, Orlando
(partial)
Revenue & EBITDA
LTM Q2 2012
Revenue (% of Total)
EBITDA (% of Total)
EBITDA Margin
32%
33%
45%
Revenue (% of Total)
EBITDA (% of Total)
EBITDA Margin
27%
29%
47%
Revenue (% of Total)
EBITDA (% of Total)
EBITDA Margin
41%
38%
41%
Silo Overview
• Dex One management primarily operates the business on a regional and consolidated basis -
rather than at the silo level – while recognizing the unique credit circumstances facing each silo
• Management believes its product offerings, training, and execution are similar across all regions
– Differences in silo performance relate to the markets themselves rather than factors under direct management control
– The proposed merger will preserve underlying silo operating characteristics and the relative performance differences
Major
Metro
Market
42%
Large
Market
13%
Mid
Market
33%
Small
Market
12%
Major
Metro
Market
30%
Large
Market
25%
Mid
Market
29%
Small
Market
16% Major
Metro
Market
40%
Large
Market
10%
Mid
Market
34%
Small
Market
16%

Silo Historical Revenue Performance
• Each of the Dex One silos has experienced differing revenue and cost trends over time
• Market size has been the biggest driver of print ad sales / revenue decline with major metros declining at a faster rate than small/ rural markets
– Dex West includes major metro markets that suffer from a set of challenges unique to those areas
– Due to the historical declines already incurred, each silo has a similar revenue exposure to major metro and large markets
– Digital penetration (digital revenue as % of total revenue) is similar across all silos
Revenue Index
(Indexed with its Q1 2010 value set at 100)
Digital Revenue (as % of Total)
(32%)
(26%)
(22%)
65%
70%
75%
80%
85%
90%
95%
100%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
17%
21%
18%
5%
7%
9%
11%
13%
15%
17%
19%
21%
23%
25%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Dex West Dex East RHDI

60%
55%
50%
45%
40%
35%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
47%
44%
41%

100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
(33%)
(39%)
(41%)
Dex West
Dex East
RHDI

Silo Historical EBITDA Performance
• Historically, RHDI margins have been lower than Dex West and Dex East
– However, from a trending perspective, relative EBITDA performance varies from period to period
– Examples of differences that impact margin include the timing of initiatives such as print/paper optimization, distribution initiatives, re-scoping markets and centralizing telesales
• Key underlying operating differences at each silo level include:
– Bad Debt: RHDI markets have exhibited worse bad debt trends as a result of economic factors.
– Sales & Sales Support Costs: Vary by silo due to population density. For example, RHDI regions are spread over greater distances, resulting in higher headcount and sales person/manager costs
– Print Cost of Sales: Smaller markets (RHDI has the greatest proportion) have a higher cost per directory than large markets due to scale
– Digital Cost of Sales: RHDI markets have less organic traffic on Dexknows.com than Dex One markets (likely due to less name brand recognition in non-Dex One markets), driving a higher level of purchased traffic to support the IYP product
– G&A: Dex West continues to have higher state and local taxes due to the Washington Business and Occupancy tax
EBITDA Margin EBITDA Index
(Indexed with its Q1 2010 value set at 100)

Appendix C
Financial Projection Details
EBITDA and Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for net income (loss)
prepared in conformity with GAAP. In addition, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business. Adjusted EBITDA is determined by adjusting EBITDA for (i) gain on debt repurchases, (ii) stock-based compensation expense and long-term incentive program, (iii) impairment charges and (iv) gain on sale of assets, net and (v) other non-recurring items.
Leveraged free cash flow is not a measurement of operating performance computed in accordance with GAAP and should not be considered as a substitute for cash flow from operations prepared in conformity with GAAP. In addition, leveraged free cash flow may not be comparable to a similarly titled measure of other companies. Management believes that this cash flow measure provides investors and stockholders with a relevant measure of liquidity and a useful basis for assessing the Company's ability to fund its activities and obligations.

Consolidated Pro Forma Detail
Notes
1. Projections reflect proposed amendments and estimated synergies
2. “Other” primarily represents capital expenditures, changes in working capital and other operating cash flow requirements
$MM 2012E 2013E 2014E 2015E 2016E
Revenue 2,675 $    2,353 $    2,193 $    2,107 $    2,100 $
Adj EBITDA - Pre Synergies 1,094      882         732         607         544
Synergies, net -          (17)          104         175         175
Adj EBITDA
(1)
1,094      865         836         782         719
Bank Interest (316)        (283)        (246)        (212)        (178)
Bond Interest (22)          (16)          (16)          (16)          (17)
Payments to Hold Co -          -          -          -          -
Taxes/Tax Sharing (111)        (66)          (46)          (65)          (60)
Other
(2)
(96)          (82)          (63)          (72)          (71)
Leveraged Free Cash Flow 550         418         465         416         394
Debt, ending 3,467      3,066      2,617      2,218      1,840
Cash, ending 211         211         212         212         212
Net Debt, ending 3,256      2,855      2,406      2,006      1,628
Net Debt/Adj EBITDA 3.0x 3.3x 2.9x 2.6x 2.3x
Dex Media (Combined Companies)

Pro Forma SuperMedia and Dex One Detail
Notes
1. Projections reflect proposed amendments and estimated synergies
2. “Other” primarily represents capital expenditures, changes in working capital and other operating cash flow requirements
3. Historical and forecasted digital revenue for SuperMedia include approximately $17 million from a discontinued operation that was divested in August, 2012. EBITDA forecasts also include an offsetting $17 million in expenses
$MM 2012E 2013E 2014E 2015E 2016E 2012E 2013E 2014E 2015E 2016E
Revenue 1,371 $    1,186 $    1,095 $    1,040 $    1,023 $    1,304 $    1,167 $    1,098 $    1,066 $    1,077 $
Adj EBITDA - Pre Synergies 534         427         351         291         257         560         455         381         316         287
Synergies, net (9)            52           88           87           -          (9)            52           88           88
Adj EBITDA
(1)
534         419         403         379         344         560         446         434         403         375
Bank Interest (174)        (154)        (138)        (122)        (109)        (142)        (130)        (108)        (90)          (69)
Bond Interest -          -          -          -          -          (22)          (16)          (16)          (16)          (17)
Payments to Hold Co -          -          -          -          -          -          -          -          -          -
Taxes/Tax Sharing (96)          (97)          (84)          (83)          (96)          (15)          31           38           18           36
Other
(2)
(23)          (41)          (28)          (33)          (35)          (73)          (42)          (34)          (38)          (36)
Leveraged Free Cash Flow 241         128         153         140         105         309         290         313         276         289
Debt, ending 1,461      1,334      1,181      1,041      936         2,006      1,732      1,436      1,177      904
Cash, ending 95           95           95           95           95           115         115         116         117         117
Net Debt, ending 1,366      1,238      1,086      945         841         1,890      1,617      1,320      1,060      787
Net Debt/Adj EBITDA 2.6x 3.0x 2.7x 2.5x 2.4x 3.4x 3.6x 3.0x 2.6x 2.1x
SuperMedia
(3)
Dex One

Pro Forma Dex One Credit Silo Detail
Notes
1. Projections reflect proposed amendments and estimated synergies
2. “Other” primarily represents capital expenditures, changes in working capital and other operating cash flow requirements
$MM 2012E 2013E 2014E 2015E 2016E 2012E 2013E 2014E 2015E 2016E
Revenue 541 $      479 $      449 $      437 $      441 $      348 $      308 $      292 $      285 $      288 $
Adj EBITDA - Pre Synergies 215         174         143         118         105         162         131         112         93           86
Synergies, net -          (3)            20           33           32           -          (2)            15           26           26
Adj EBITDA
(1)
215         170         162         150         136         162         128         127         119         112
Bank Interest (77)          (65)          (54)          (45)          (34)          (24)          (32)          (28)          (25)          (21)
RP for Bond Interest (8)            (6)            (6)            (6)            (6)            (6)            (4)            (4)            (4)            (4)
RP Basket (5)            (5)            (5)            (5)            (5)            (5)            (5)            (5)            (5)            (5)
Taxes/Tax Sharing 5             26           38           21           34           (6)            8             4             0             7
Other
(2)
(60)          (14)          (10)          (11)          (14)          14           (14)          (12)          (13)          (9)
Leveraged Free Cash Flow 69           107         126         105         112         137         81           82           71           80
Debt, ending 755         648         522         417         306         538         458         375         304         224
Cash, ending 24           24           24           24           24           50           50           50           50           50
Net Debt, ending 731         624         498         393         282         489         408         325         255         174
Net Debt/Adj EBITDA 3.4x 3.7x 3.1x 2.6x 2.1x 3.0x 3.2x 2.6x 2.1x 1.6x
RHDI Dex Media East

Pro Forma Dex One Credit Silo Detail
Notes
1. Projections reflect proposed amendments and estimated synergies
2. “Other” primarily represents capital expenditures, changes in working capital and other operating cash flow requirements
3. Projections assume senior subordinated note holders continue to receive interest on existing terms (50% in cash and 50% PIK)
4. Projections assume senior subordinated notes are repurchased in a market-based tender using cash at Hold Co. For purposes of the projections herein, the market-
$MM 2012E 2013E 2014E 2015E 2016E 2012E 2013E 2014E 2015E 2016E
Revenue 411 $      366 $      339 $      325 $      329 $      4 $          14 $        18 $        19 $        19 $
Adj EBITDA - Pre Synergies 184         150         126         104         97           (2)            -          1             1             (0)
Synergies, net -          (3)            17           29           29           -          -          -          -          -
Adj EBITDA
(1)
184         148         143         133         126         (2)            -          1             1             (0)
Bank Interest (42)          (32)          (26)          (20)          (14)          -          -          -          -          -
RP for Bond Interest (8)            (6)            (6)            (6)            (6)            22           16           16           16           17
RP Basket (5)            (5)            (5)            (5)            (5)            15           15           15           15           15
Taxes/Tax Sharing (12)          (4)            (4)            (4)            (5)            (1)            -          -          -          -
Bond Interest -          -          -          -          -          (22)          (16)          (16)          (16)          (17)
Other
(2)
(12)          (14)          (13)          (14)          (13)          (15)          -          -          -          -
Leveraged Free Cash Flow 106         87           89           84           83           (3)            15           16           16           15
Debt, ending 489         402         313         228         145         224         225         226         228         229
Cash, ending 37           37           37           37           37           5             5             6             7             7
Net Debt, ending 452         365         276         192         109         219         220         220         221         223
Net Debt/Adj EBITDA 2.5x 2.5x 1.9x 1.4x 0.9x n/a n/a n/a n/a n/a
Dex Media West Hold Co
(3,4)
based tender is assumed to occur at par, although current indicated prices are significantly lower